UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2013

C&J ENERGY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35255	20-5673219
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10375 Richmond Ave, Suite 1910 Houston, Texas	77042
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 260-9900

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of December 16, 2013, the Compensation Committee of the Board of Directors of C&J Energy Services, Inc. (“C&J” or the “Company”) approved the adoption of the C&J International Middle East FZCO Phantom Equity Arrangement (the “Arrangement”), which is intended to be a sub-plan of the C&J Energy Services, Inc. 2012 Long-Term Incentive Plan (the “Plan”). In connection with the adoption of the Arrangement, the Company executed a first amendment to the Plan. The Arrangement will provide employees with the opportunity to receive phantom equity interests based on the units of C&J International Middle East FZCO, a subsidiary of the Company (the “Subsidiary”). To date, the Company has not granted any phantom equity interests under the Plan to employees.

Eligible employees to receive grants under the Arrangement include all employees of the Company, the Subsidiary or any of their respective subsidiaries.

The Company expects that all phantom units granted under the Arrangement will be granted in a form similar to the Form of Participation Agreement and will be subject to a time-based vesting schedule that will vest the phantom units on the first to occur of the following: (i) the five year anniversary of the date of grant of the phantom units, or (ii) a change in control of the Company or the Subsidiary. The Company will also have the authority to subject the phantom units to performance-based vesting conditions, at its discretion, which will be designed in compliance with the requirements of a Performance Unit (and thus a Performance Award) under the Plan.

The foregoing description of the Arrangement does not purport to be complete and is qualified in its entirety by reference to the full text of the Arrangement and the Form of Participation Agreement, which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report and each of which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit

10.1	C&J International Middle East FZCO Phantom Equity Arrangement under the C&J Energy Services, Inc. 2012 Long-Term Incentive Plan, as amended.

10.2	Form of Participation Agreement for C&J International Middle East FZCO Phantom Equity Arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

C&J ENERGY SERVICES, INC.
(Registrant)

Date: December 19, 2013	By:	/s/ Theodore R. Moore
Theodore R. Moore
Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	C&J International Middle East FZCO Phantom Equity Arrangement under the C&J Energy Services, Inc. 2012 Long-Term Incentive Plan, as amended.

10.2	Form of Participation Agreement for C&J International Middle East FZCO Phantom Equity Arrangement.